Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    Brundage, Story and Rose Investment Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No filing fee due
[ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or Item
     22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)   Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

--------------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)   Filing party:

--------------------------------------------------------------------------------

     4)   Date filed:

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST

                      Brundage, Story and Rose Equity Fund
       Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund

                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202

                                January 18, 2001

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Brundage, Story and Rose Investment Trust (the "Trust") to be held at the offices of Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, on Monday February 26, 2001, at 10:00 a.m.

     On October 2, 2000, Brundage, Story and Rose LLC, the Trust's investment adviser, was acquired by Bessemer Trust Company, N.A.. As a result of this transaction, Brundage, Story and Rose LLC became a wholly-owned subsidiary of Bessemer Trust Company, N.A. Bessemer Trust Company, N.A., is a unique wealth management and trust company that has provided wealth management services to high-net-worth individuals and select institutions since 1907. The company supervises assets in excess of $35 billion as of December 31, 2000, and provides a wide range of services including asset management, tax and estate planning, fiduciary counseling, family business planning, and targeted philanthropy.

     Under the Investment Company Act of 1940, the advisory agreement between the Trust and Brundage, Story and Rose LLC was automatically terminated on October 2, 2000 as a result of this acquisition. In anticipation of this result, the Board of Trustees of the Trust approved an advisory agreement with Brundage, Story and Rose LLC which took effect as of October 2, 2000. This interim advisory agreement will remain in effect until February 28, 2001 or until the shareholders of the Trust approve a new advisory agreement with Brundage, Story and Rose LLC, whichever is earlier. Accordingly, we are asking you to approve a new advisory agreement with Brundage, Story and Rose LLC. THE ADVISORY FEES CHARGED TO YOUR FUND WILL NOT CHANGE IF YOU APPROVE THE NEW ADVISORY AGREEMENT.

     If shareholders approve the proposed new advisory agreement, Brundage, Story and Rose LLC will continue to serve as adviser under the new agreement effective as of the date of the shareholder vote. In the event that shareholders do not approve the new advisory agreement, the Board of Trustees will consider alternative arrangements.

     The Board of Trustees has given full and careful consideration to this matter and has concluded that the proposal is in the best interests of each Fund and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" the proposal.

     Your vote is important. To assure your representation at the meeting, please vote by signing and dating the enclosed proxy and returning it promptly in the accompanying envelope, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

                                        Very truly yours,

                                        /s/ Francis S. Branin, Jr.

                                        Francis S. Branin, Jr.
                                        President

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST

                      BRUNDAGE, STORY AND ROSE EQUITY FUND
       BRUNDAGE, STORY AND ROSE SHORT/INTERMEDIATE TERM FIXED-INCOME FUND

                        221 EAST FOURTH STREET, SUITE 300
                             CINCINNATI, OHIO 45202

--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 26, 2001

--------------------------------------------------------------------------------

     NOTICE IS GIVEN HEREBY that a special meeting of shareholders of the Brundage, Story and Rose Investment Trust (the "Trust") will be held at the offices of Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, February 26, 2001 at 10:00 a.m. to consider and vote on the following matters:

1. To approve a new investment advisory agreement between the Trust and Brundage, Story and Rose, LLC, on behalf of the Brundage, Story and Rose Equity Fund and the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund to become effective upon approval by shareholders.

2. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on December 20, 2000 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                        By order of the Board of Trustees,

                                        /s/ Tina D. Hosking

                                        Tina D. Hosking
                                        Secretary

January 18, 2001

--------------------------------------------------------------------------------

     Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus enabling the Trust to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST

                      BRUNDAGE, STORY AND ROSE EQUITY FUND
       BRUNDAGE, STORY AND ROSE SHORT/INTERMEDIATE TERM FIXED-INCOME FUND

                        221 EAST FOURTH STREET, SUITE 300
                             CINCINNATI, OHIO 45202

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 26, 2001

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation by the Board of Trustees of the Brundage, Story and Rose Investment Trust (the "Trust") of proxies for use at the special meeting of shareholders to be held at the offices of Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 at 10:00 a.m., February 26, 2001, and at any adjournment thereof. This proxy statement and form of proxy were first mailed to shareholders on or about January 18, 2001.

     The purpose of the special meeting is to consider a new investment advisory agreement (the "New Advisory Agreement") for the Brundage, Story and Rose Equity Fund and the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (individually a "Fund" and jointly the "Funds") as a result of the acquisition of Brundage, Story and Rose, LLC, the Funds' investment adviser (the "Adviser"), by Bessemer Trust Company, N.A. on October 2, 2000 (the "Acquisition"). As a result of the Acquisition, the Adviser became a wholly-owned subsidiary of Bessemer Trust Company, N.A. If shareholders of each Fund approve the New Advisory Agreement, the Adviser will continue to manage the portfolio of each Fund.

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy that is properly executed but has no voting instructions as to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, or by submitting a proxy bearing a later date, or by attending and voting at the meeting.

     The Adviser has retained Management Information Services Corp. ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $4,000 and will be paid by the Adviser. The Adviser will also pay the printing and postage costs of the solicitation.

     In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without additional cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. The Adviser will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

     THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT, DATED NOVEMBER 30, 2000, TO YOU UPON REQUEST. SEND REQUESTS FOR THE ANNUAL REPORT TO THE BRUNDAGE, STORY AND ROSE INVESTMENT TRUST, 221 EAST FOURTH STREET, SUITE 300, CINCINNATI, OHIO 45202 OR CALL, TOLL FREE, 1-800-320-2212.

          PROPOSAL TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY
                  AGREEMENT WITH BRUNDAGE, STORY AND ROSE, LLC

     Brundage, Story and Rose, LLC (the "Adviser"), has managed the Funds' investments since the inception of the Funds pursuant to an Advisory Agreement (the "Original Advisory Agreement") dated December 31, 1990. The Original Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who were not interested persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Adviser or the Trust (the "Independent Trustees") on December 4, 1990. The Adviser, as sole shareholder of each Fund, approved the Original Advisory Agreement on December 5, 1990 for an initial term of two years. The shareholders of each Fund approved the Original Advisory Agreement at a shareholder's meeting on April 30, 1992 for a term which expired on December 31, 1992. The Original Advisory Agreement was thereafter renewed by the Board of Trustees, including a majority of the Independent Trustees, annually.

     On October 2, 2000, all units of the Adviser, a New York limited liability company, were transferred to Brundage, Story and Rose LLC, a Delaware limited liability company. Also on October 2, 2000, Bessemer Trust Company, N.A. acquired all of the assets of Brundage, Story and Rose LLC (the "Acquisition"). As a result, the Adviser became a wholly-owned subsidiary of Bessemer Trust Company, N.A.

     Under the 1940 Act, a transaction which results in a change of control or management of an investment adviser may be deemed an "assignment." The 1940 Act further provides that an advisory agreement will automatically terminate in the event of its assignment. The Acquisition constituted a "change in control" of the Adviser for purposes of the 1940 Act and, as a result, the Original Advisory Agreement was automatically terminated. Section 15(f) of the 1940 Act provides that, when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

     (1) An "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Acquisition.

     (2) During the three-year period immediately following consummation of the transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act.

     THE INTERIM ADVISORY AGREEMENT. On September 13, 2000, the Board of Trustees, including a majority of the Independent Trustees, approved an interim advisory agreement dated October 2, 2000 (the "Interim Advisory Agreement") pursuant to which, in accordance with Rule 15a-4 under the 1940 Act, the Adviser may continue to manage the Fund's investments for 150 days (until February 28,
2001) or until the New Advisory Agreement is approved by a vote of a majority of the outstanding voting securities of a Fund, whichever is earlier. The Interim Advisory Agreement may be terminated at any time, on 10 calendar days' written notice, without the payment of any penalty, by the Board of Trustees or by a vote of the majority of the outstanding voting securities of a Fund. The Interim Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. Except as discussed more fully below, the terms and conditions of the Interim Advisory Agreement are substantially identical to those of the Original Advisory Agreement with respect to duties, fees, and standard of care.

     Under the Interim Advisory Agreement, the Adviser selects portfolio securities for investment by the Trust on behalf of the Funds, purchases and sells securities of the Funds, and upon making any purchase or sale decision, places orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, subject to applicable state securities laws, the supervision and control of the Board of Trustees and the investment objectives, policies and restrictions of each Fund.

     Under the Interim Advisory Agreement, the Adviser receives a fee computed and accrued daily and paid monthly, at an annual rate of 0.65% of the average value of the daily net assets of the Equity Fund and at an annual rate of 0.50% of the average value of the daily net assets of the Short/Intermediate Term Fixed-Income Fund. This is the same fee that the Adviser received from each Fund under the Original Advisory Agreement, subject to the following additional conditions. The compensation earned by the Adviser with respect to the Funds under the Interim Advisory Agreement is held in two interest-bearing escrow accounts (one for each Fund) with the Funds' custodian. If the New Advisory Agreement is approved by a majority of a Fund's outstanding voting securities prior to the termination of the Interim Advisory Agreement, the Adviser will be paid the total amount, including interest earned, in that Fund's escrow account. If a majority of a Fund's outstanding voting securities do not approve the New Advisory Agreement, the Adviser will be paid, out of that Fund's escrow account, the lesser of any cost incurred in performing the Interim Advisory Agreement, plus interest earned on the amount while in escrow, or the total amount in the escrow account, plus interest earned. Any balance remaining in a Fund's escrow account following such disbursement shall be paid to that Fund.

     THE NEW ADVISORY AGREEMENT. The terms and conditions of the New Advisory Agreement are substantially identical to those of the Original Advisory Agreement and the Interim Advisory Agreement with respect to duties, fees, and standard of care.

     Under the New Advisory Agreement, the Adviser will continue to select portfolio securities for investment by the Funds, purchase and sell the Funds' securities, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, subject to applicable state securities laws, the supervision and control of the Board of Trustees and the investment objectives, policies and restrictions of each Fund.

     Under the New Advisory Agreement, the Adviser will receive a fee, computed and accrued daily and paid monthly, at an annual rate of 0.65% of the average value of the daily net assets of the Equity Fund and at an annual rate of 0.50% of the average value of the daily net assets of the Short/Intermediate Term Fixed-Income Fund. This is the same fee that the Adviser received from the Trust under the Original Advisory Agreement and currently receives under the Interim Agreement. For the fiscal year ended November 30, 2000, the Adviser received fees of $372,289 from the Trust for the Equity Fund. For the fiscal year ended November 30, 2000, the Adviser earned fees of $186,847 for management of the Short/Intermediate Term Fixed-Income Fund, but in order to reduce the operating expenses of that Fund, the Adviser voluntarily waived $163,078 of its earned fees, and so received net payment of $23,769 from the Trust for the Short/Intermediate Term Fixed-Income Fund.

     If the New Advisory Agreement is approved by shareholders of a Fund, it will become effective with respect to that Fund upon approval. The New Advisory Agreement provides that it will remain in force for an initial term of one year and from year to year thereafter, subject to annual approval by the Board of Trustees, including by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Trust or by the Adviser. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     The New Advisory Agreement provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Adviser in its actions under the New Advisory Agreement or breach of its duty or of its obligations hereunder.

     The form of the New Advisory Agreement, marked to show changes from the Original Advisory Agreement, is attached as Exhibit A. The description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

     In the event that shareholders of a Fund do not approve the New Agreement, the Board of Trustees will promptly take such actions as they consider are in the best interests of the shareholders. These actions could include liquidating the Fund.

     INFORMATION CONCERNING BRUNDAGE, STORY AND ROSE, LLC. Prior to the Acquisition, Brundage, Story and Rose, LLC, was a New York limited liability company, primarily engaged in the providing investment advisory services to individual and institutional clients, as well as providing investment advisory services to the Trust. The Trust is the only investment company for which Brundage, Story and Rose, LLC, provides advisory services. Brundage, Story and Rose, LLC, a Delaware limited liability company, is a wholly-owned subsidiary of Bessemer Trust Company, N.A. and is primarily engaged in providing investment advisory services to individual and institutional clients, as well as providing investment advisory services to the Trust. Founded in 1932, Brundage, Story and Rose, LLC is registered as an investment adviser with the United States Securities and Exchange Commission. Brundage, Story and Rose, LLC is located at One Broadway, New York, New York 10004.

     Set forth below are the names and principal occupations of the directors and the principal executive officers of Brundage, Story and Rose, LLC:

NAME AND                       POSITION WITH
ADDRESS                        BRUNDAGE, STORY AND ROSE                 PRINCIPAL OCCUPATION
-------                        ------------------------                 --------------------
Frank E. Helsom                President                                President,
630 Fifth Avenue                                                        Bessemer Trust Company, N.A.
New York, NY 10111

Timothy J. Morris              Senior Managing Director                 Senior Managing Director
630 Fifth Avenue                                                        and Chief Investment Officer,
New York, NY 10111                                                      Bessemer Trust Company, N.A.

John A. Hilton, Jr.            Senior Managing Director                 Senior Managing Director,
630 Fifth Avenue                                                        Bessemer Trust Company, N.A.
New York, NY 10111

Richard R. Davis               Managing Director                        Managing Director, General
630 Fifth Avenue               and General Counsel                      Counsel and Secretary,
New York, NY 10111                                                      Bessemer Trust Company, N.A.

                                       5

John G. McDonald               Managing Director                        Managing Director
630 Fifth Avenue                                                        and Chief Financial Officer,
New York, NY 10111                                                      Bessemer Trust Company, N.A

Francis S. Branin, Jr.         Managing Director                        Managing Director,
One Broadway                                                            Bessemer Trust Company, N.A.
New York, NY 10004

Paul R. Barkus                 Managing Director                        Managing Director,
One Broadway                                                            Bessemer Trust Company, N.A.
New York, NY 10004

Malcolm D. Clarke, Jr.         Managing Director                        Managing Director,
One Broadway                                                            Bessemer Trust Company, N.A.
New York, NY 10004

James G. Pepper                Managing Director                        Managing Director,
One Broadway                                                            Bessemer Trust Company, N.A.
New York, NY 10004

Brandon Reid                   Managing Director                        Managing Director,
One Broadway                                                            Bessemer Trust Company, N.A.
New York, NY 10004

Harold S. Woolley              Managing Director                        Managing Director,
630 Fifth Avenue                                                        Bessemer Trust Company, N.A.
New York, NY 10111

     The following individuals are officers or trustees of the Trust and are also officers, employees, directors or shareholders of Brundage, Story and Rose,
LLC: Francis S. Branin, Jr., James G. Pepper, Charles G. Watson, Malcolm D. Clarke, Jr. and Eric P. Spiegel.

     INFORMATION CONCERNING BESSEMER TRUST COMPANY, N.A. Bessemer Trust Company, N.A., located at 630 Fifth Avenue, New York, New York 10111-0333, is a unique wealth management and trust company that has provided wealth management services to high-net-worth individuals and select institutions since 1907. The company supervises assets in excess of $35 billion as of December 31, 2000, and provides a wide range of services including asset management, tax and estate planning, fiduciary counseling, family business planning, and targeted philanthropy.

     ADMINISTRATOR.   Integrated  Fund  Services,  Inc.  serves  as  the  Funds'
administrator, transfer and dividend disbursing agent, and accounting and pricing agent. The address of Integrated Fund Services, Inc. is 221 Fourth Street, Suite 300, Cincinnati, Ohio 45202. Integrated Fund Services, Inc. is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

     UNDERWRITER. IFS Fund Distributors, Inc. serves as the Funds' principal underwriter. The address of IFS Fund Distributors, Inc. is 221 Fourth Street, Suite 300, Cincinnati, Ohio

45202. IFS Fund Distributors, Inc. is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

     EVALUATION BY THE BOARD OF TRUSTEES. On September 13, 2000, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, approved, subject to the required shareholder approval described herein, the New Advisory Agreement.

     In considering approval of the New Advisory Agreement, the Board of Trustees carefully evaluated information it deemed necessary to enable it to determine whether the New Advisory Agreement will be in the best interests of each Fund and its shareholders. In making the recommendation to approve the New Agreement, the Trustees evaluated the experience of the key personnel of the Adviser and of Bessemer Trust Company, N.A. in equity and bond investing, the quality of services the Adviser is expected to provide to the Funds and the compensation proposed to be paid to the Adviser. The Trustees have given careful and equal consideration to all factors deemed to be relevant to the Funds, including, but not limited to: (1) the performance of the Funds as compared to similar mutual funds and relevant indices; (2) the nature and the quality of the services expected to be rendered to the Funds by the Adviser; (3) the distinct investment objective and policies of the Funds; (4) the level of fees paid to the Adviser as compared to similar mutual funds; (5) that the compensation payable to the Adviser under the New Advisory Agreement will be at the same rate as the compensation paid under the Original Advisory Agreement; (6) that the terms of the New Advisory Agreement are substantially identical to the terms of the Original Advisory Agreement; (7) the history, reputation, qualification and background of the Adviser and Bessemer Trust Company, N.A., as well as the qualifications of their key personnel; (8) the financial condition of the Adviser and Bessemer Trust Company, N.A.; and (9) that the Funds will not bear the expenses of the transaction or any of the costs of preparing and mailing proxy materials to shareholders.

     As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the New Advisory Agreement would be in the best interests of each Fund and its shareholders. Accordingly, the Board of Trustees unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

           THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE
                          THE NEW ADVISORY AGREEMENT.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Board of Trustees has fixed the close of business on December 20, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. The Trust is composed of two separate funds, the Equity Fund and the Short/Intermediate Term Fixed-Income Fund, each of which is represented by a separate series of the Trust's shares. As of the record date there were 6,465,607.82 shares of beneficial interest, no par value, of the Trust outstanding, comprised of 2,931,367.04 shares of the Equity Fund and 3,534,240.769 shares of the Short/Intermediate Term Fixed-Income Fund. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

     On December 20, 2000, the Brundage, Story and Rose Profit Sharing Plan, P.O. Box 1105, New York, New York owned of record 15.90% of the outstanding shares of the Equity Fund and 5.37% of the outstanding shares of the Short/Intermediate Term Fixed-Income Fund. On December 20, 2000, the Brundage, Story and Rose 401(k) Plan, P.O. Box 1105, New York, New York owned 6.59% of the outstanding shares of the Equity Fund. On December 20, 2000, Charles Schwab & Co., 101 Montgomery Street, San Francisco, California owned of record 11.61% of the outstanding shares of the Equity Fund and 24.26% of the outstanding shares of the Short/Intermediate Term Fixed-Income Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of either Fund's outstanding shares on the record date.

     If a quorum (more than 50% of the outstanding shares of the Trust) is represented at the meeting, the vote of a majority of the outstanding shares of each Fund is required for approval of the New Agreement. The vote of a majority of the outstanding shares means the vote of the lesser of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. If a quorum is present at the meeting but sufficient votes to approve the matter are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast, which has the same effect as a vote against the proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to the proposal because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     The Trustees of the Trust intend to vote all of their shares in favor of the proposal described herein. On December 20, 2000, all Trustees and officers as a group owned of record or beneficially 6.78% of the outstanding shares of the Equity Fund and 7.03% of the outstanding shares of the Short/Intermediate Term Fixed-Income Fund.

                                 OTHER BUSINESS

     The proxy holders have no present intention of bringing any matter before the meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

     Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                        By Order of the Board of Trustees,

                                        /s/ Tina D. Hosking

                                        Tina D. Hosking
                                        Secretary

Date: January 18, 2001

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SPECIAL MEETING OF SHAREHOLDERS
FEBRUARY 26, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

BRUNDAGE, STORY AND ROSE EQUITY FUND

The undersigned  hereby appoints Frank L. Newbauer,  Tina D. Hosking and Francis
S. Branin, Jr. and each of them, as proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held February 26, 2001 or at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 18, 2001.

This Proxy when executed will be voted in the manner directed by the undersigned Shareholder(s)

ALL FORMER PROXIES ARE HEREBY REVOKED.

                                        Date: ____________, 2001


                                             -----------------------------------
                                             Signature(s)
                                             Please sign exactly as your name or
                                             names  appear  opposite.  All joint
                                             owners should sign. When signing in
                                             a   fiduciary   capacity  or  as  a
                                             corporate officer, please give your
                                             full title as such.

IF NO DIRECTION IS MADE REGARDING PROPOSAL 1, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE FOR THAT PROPOSAL.

The Board of Trustees recommends a "FOR" vote on the approval of a new Advisory Agreement with Brundage, Story and Rose, LLC.

               PLEASE VOTE BY FILING IN THE APPROPRIATE BOX BELOW.

1. PROPOSAL to approve a new Advisory Agreement between the Brundage, Story and Rose Investment Trust and Brundage, Story and Rose, LLC, to become effective upon approval by the shareholders of the Brundage, Story and Rose Equity Fund.

     [ ] FOR                      [ ] AGAINST                    [ ] ABSTAIN

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ABOVE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SPECIAL MEETING OF SHAREHOLDERS
FEBRUARY 26, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

BRUNDAGE, STORY AND ROSE SHORT/INTERMEDIATE TERM FIXED-INCOME FUND

The undersigned  hereby appoints Frank L. Newbauer,  Tina D. Hosking and Francis
S. Branin, Jr. and each of them, as proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held February 26, 2001 or at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 18, 2001.

This Proxy when executed will be voted in the manner directed by the undersigned Shareholder(s)

ALL FORMER PROXIES ARE HEREBY REVOKED.

                                        Date: ____________, 2001


                                             -----------------------------------
                                             Signature(s)
                                             Please sign exactly as your name or
                                             names  appear  opposite.  All joint
                                             owners should sign. When signing in
                                             a   fiduciary   capacity  or  as  a
                                             corporate officer, please give your
                                             full title as such.

IF NO DIRECTION IS MADE REGARDING PROPOSAL 1, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE FOR THAT PROPOSAL.

The Board of Trustees recommends a "FOR" vote on the approval of a new Advisory Agreement with Brundage, Story and Rose, LLC.

               PLEASE VOTE BY FILING IN THE APPROPRIATE BOX BELOW.

1. PROPOSAL to approve a new Advisory Agreement between the Brundage, Story and Rose Investment Trust and Brundage, Story and Rose, LLC, to become effective upon approval by the shareholders of the Brundage, Story and Rose Equity Fund.

     [ ] FOR                      [ ] AGAINST                    [ ] ABSTAIN

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ABOVE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

Brundage, Story and Rose, LLC
One Broadway
New York, NY 10004

     Re:  New Advisory Agreement

Ladies and Gentlemen:

     Brundage, Story and Rose Investment Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and subject to the rules and regulations promulgated thereunder. The Trust's shares of beneficial interest are divided into two separate series, the Brundage, Story and Rose EQUITY Growth and Income Fund and the Brundage, Story and Rose Short/Intermediate Term Fixed Income Fund (the "Funds"). Each such share of a Fund represents an undivided interest in the assets, subject to the liabilities, allocated to that Fund. Each Fund has a separate investment objective and separate investment policies.

     1. APPOINTMENT AS ADVISER. The Trust being duly authorized hereby appoints and employs Brundage, Story and Rose, LLC ("Adviser") as discretionary portfolio manager, on the terms and conditions set forth herein, of the Funds.

     2. ACCEPTANCE OF APPOINTMENT; STANDARD OF PERFORMANCE. Adviser accepts the appointment as discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Funds in accordance with the provisions of this Agreement.

     3. PORTFOLIO MANAGEMENT SERVICES OF ADVISER. Adviser is hereby employed and authorized to select portfolio securities for investment by the Trust on behalf of the Funds, to purchase and sell securities of the Funds, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Funds, Adviser shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code of 1986, applicable state securities laws, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to Adviser and the investment objectives, policies and restrictions of the Trust applicable to the Funds furnished pursuant to paragraph 4. Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Funds, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. Adviser shall maintain on behalf of the Trust the records listed in Schedule A hereto (as amended from time to time). At the Trust's reasonable request, Adviser will consult with the Trust with respect to any decision made by it with respect to the investments of the Funds.

     4. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Trust will provide Adviser with the statement of investment objectives, policies and restrictions applicable to the Funds as contained in the Trust's registration statements under the Act and the Securities Act of 1933, and any instructions adopted by the Trustees supplemental thereto. The Trust will provide Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as Adviser may from time to time reasonably request. The Trust retains the right, on written notice to Adviser from the Trust, to modify any such objectives, policies or restrictions in any manner at any time.

     5. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by The Fifth Third Bank or any successor custodian (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Trust, of all cash and/or securities due to or from the Funds, and Adviser shall not have possession or custody thereof. Adviser shall advise Custodian and confirm in writing to the Trust and to INTEGRATED FUND SERVICES, INC. MGF Service Corp., or any other designated agent of the Trust, all investment orders for the Funds placed by it with brokers and dealers. Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Adviser.

     6. ALLOCATION OF BROKERAGE. Adviser shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by Adviser and to select the markets on or in which the transactions will be executed.

     In doing so, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Trust nor the Adviser has adopted a formula for allocation of the Trust's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the

Funds with such certain brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

     For each fiscal quarter of the Trust, Adviser shall prepare and render reports to the Trust's Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the Act.

     7. PROXIES. The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time. At the request of the Trust, Adviser shall provide the Trust with its recommendations as to the voting of such proxies.

     8. REPORTS TO ADVISER. The Trust will provide Adviser with such periodic reports concerning the status of the Funds as Adviser may reasonably request.

     9. FEES FOR SERVICES. For all of the services to be rendered and payments made as provided in this Agreement, the Brundage, Story and Rose EQUITY Growth and Income Fund will pay the Adviser a fee, computed and accrued daily and paid monthly, at the annual rate of .65% of the Fund's average daily net assets and the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund will pay the Adviser a fee, computed and accrued daily and paid monthly, at the annual rate of .50% of the Fund's average daily net assets.

     10. ALLOCATION OF CHARGES AND EXPENSES. Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth herein, and shall bear the expense thereof. Adviser shall compensate all Trustees, officers and employees of the Trust who are also partners or employees of Adviser.

     Adviser will pay all expenses incurred in connection with the sale or distribution of the Funds' shares to the extent such expenses are not assumed by the Funds under the Trust's Distribution Expense Plan. Adviser will reimburse the Trust's principal underwriter for any expenses incurred by it in the performance of its obligations under the Underwriting Agreement with the Trust.

     The Funds will be responsible for the payment of all operating expenses of the Trust, including fees and expenses incurred by the Trust in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under Federal and State securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, the transfer, shareholder service and dividend disbursing agent and the accounting and pricing agent of the Funds, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Funds, the fees and expenses of Trustees of the Trust who are not affiliated with the Adviser, the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses for delivery to the Funds' shareholders, the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders, expenses of shareholders' meetings and proxy solicitations, such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's officers and Trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Trust's obligations. All other expenses not expressly assumed by Adviser herein incurred in connection with the organization, registration of shares and operations of the Funds will be borne by the Funds.

     11. OTHER INVESTMENT ACTIVITIES OF ADVISER. The Trust acknowledges that Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust agrees that Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Funds, provided that Adviser acts in good faith, and provided further, that it is Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Funds over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Funds and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Funds may have an interest from time to time, whether in transactions which involve the Funds or otherwise. Adviser shall have no obligation to acquire for the Funds a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

     12. CERTIFICATE OF AUTHORITY. The Trust and the Adviser shall furnish to each other from time to time certified copies of the resolutions of their Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Funds and/or the Adviser.

     13. LIMITATION OF LIABILITY. Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Adviser in its actions under this Agreement or breach of its duty or of its obligations hereunder. Nothing in this paragraph 13 12 shall be construed in a manner inconsistent with Sections 17(h) and (i) of the Act.

     14. CONFIDENTIALITY. Subject to the duty of Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Funds and the actions of Adviser and the Trust in respect thereof.

     15. ASSIGNMENT. No assignment of this Agreement shall be made by Adviser, and this Agreement shall terminate automatically in the event of such assignment. Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section

2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with Adviser.

     16. REPRESENTATION, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents, warrants and agrees that:

          A. Adviser has been duly appointed by the Trustees of the Trust to provide investment services to the Funds as contemplated hereby.

          B. The Trust will deliver to Adviser a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Funds and such other information as is necessary for Adviser to carry out its obligations under this Agreement.

          C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Trust by applicable law and regulations.

     17.  REPRESENTATIONS,   WARRANTIES  AND  AGREEMENTS  OF  ADVISER.   Adviser
represents, warrants and agrees that:

          A.   Adviser  is  registered  as  an  investment   adviser  under  the
Investment Advisers Act of 1940.

          B. Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. Adviser agrees that such records (unless otherwise indicated on Schedule A) are the property of the Trust, and will be surrendered to the Trust promptly upon request.

          C. Adviser will complete such reports concerning purchases or sales of securities on behalf of the Funds as the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code of 1986 and applicable state securities laws.

          D. Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, a partner of Adviser shall certify to the Trust that Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to Adviser by Rule 17j-1(c)(1).

          E. Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust.

          F. Upon request of the Trust, Adviser will provide assistance to the Custodian in the collection of income due or payable to the Funds.

          G. Adviser will immediately notify the Trust of the occurrence of any event which would disqualify Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

     18. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Trustees and the shareholders of the Funds in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

     19. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date of its execution and shall remain in force for a period of ONE (1) two (2) years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

     20. TERMINATION. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

     21. LIMITATION OF LIABILITY. The term "Brundage, Story and Rose Investment Trust" means and refers to the trustees from time to time serving under the Trust's Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto may be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust.

     22. USE OF NAME. The name "Brundage, Story and Rose" is a property right of the Adviser. The Adviser may use the name "Brundage, Story and Rose" in other connections and for other purposes, including without limitation in the name of other investment companies, corporations or business that it may manage, advise, sponsor or own, or in which it may have a financial interest. The Trust will discontinue any use of the name "Brundage, Story and Rose" if the Adviser ceases to be employed as the Trust's portfolio manager.

     23. DEFINITIONS. As used in paragraphs 15 and 19 of this Agreement, the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

     24. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York.

                                        BRUNDAGE, STORY and ROSE
                                        INVESTMENT TRUST

Attest: ____________________            By: __________________________

                                        Title: ________________

                                        Date: _________________


                                   ACCEPTANCE
                                   ----------

     The foregoing Agreement is hereby accepted.

                                        BRUNDAGE, STORY and ROSE, LLC

                                        By: __________________________

                                        Title: ________________

                                        Date: _________________

                                   SCHEDULE A

                     RECORDS TO BE MAINTAINED BY THE ADVISER
                     ---------------------------------------

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases or sales, given by the Adviser on behalf of the Funds for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker;

     B. The terms and conditions of the order and of any modification or cancellation thereof;

     C.   The time of entry or cancellation;

     D.   The price at which executed;

     E.   The time of receipt of a report of execution; and

     F.   The name of the person who placed the order on behalf of the Trust.

2.   (Rule  31a-1(b)(9)) A record for each fiscal quarter,  completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.   Shall include the consideration given to:

          (i)   The sale of shares of the Trust by brokers or dealers.

          (ii)  The supplying of services or benefits by brokers or dealers to:

                (a)  The Trust;

                (b)  The Adviser;

                (c)  The Trust's principal underwriter; and

                (d)  Any person affiliated with the foregoing persons.

          (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

     B.   Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Adviser's transactions with respect to the Funds.

-----------------------

     * Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews.